                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                                 EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)      January 5, 1998
                                                            ---------------


                            NATIONAL MEDIA CORPORATION
-------------------------------------------------------------------------------
                  (Exact name of registrant as specified in charter)



         Delaware                 I-6715                 13-2658741
----------------------   ------------------------   ----------------------
(State or Other Juris-   (Commission File Number)   (IRS Employer Identi-
diction of Incorporation)                            fication No.)


Eleven Penn Center, Ste. 1100, 1835 Market Street, Philadelphia, PA    19103
-------------------------------------------------------------------  ---------
(Address of principle executive offices)                             (Zip Code)


Registrant's telephone number, including area code    215-988-4600
                                                      ------------


                                N/A
        ------------------------------------------------------
    (Former name or former address, if changed since last report.)

               ____________________________________

Item 5.   Other Events.

     The Registrant's Press Release dated January 5, 1998, which is filed as
     Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.


Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

   *10.1 Agreement and Plan of Reorganization dated January 5, 1998, by and among ValueVision International, Inc. ("ValueVision"), the Registrant and V-L Holdings Corp. ("V-L Holdings").

   *10.2 Stock Option Agreement (ValueVision), dated as of January 5, 1998 between ValueVision and the Registrant.

   *10.3 Stock Option Agreement (National Media), dated as of January 5, 1998 between the Registrant and ValueVision.

   *10.4 Redemption and Consent Agreement, dated January 5, 1998, by and between the Registrant, ValueVision, Capital Ventures International and RGC International Investors, LDC.

   *10.5 Consent Waiver and Amendment, dated as of January 5, 1998, by and between Corestates Bank, N.A., the Registrant, Quantum North America, Inc., Quantum International Limited, Positive Response Television, Inc. and DirectAmerica Corporation.

   *10.6 $10,000,000 Demand Promissory Note, dated January 5, 1998 issued by the Registrant to ValueVision.

   *10.7 Subsidiary Guaranty, dated as of January 5, 1998, by Quantum North America, Inc., Quantum International Limited, Quantum Far East Ltd., Quantum Marketing International, Inc., Quantum International Japan Company Ltd., DirectAmerica Corporation, Positive Response Television, Inc., Quantum Productions AG, Suzanne Paul (Australia) Pty Limited and National Media Holdings, Inc., for the benefit of ValueVision.

   *10.8 Warrant Agreement by and between the Registrant and ValueVision, dated as of January 5, 1998.

   *10.9 Warrant Certificate No. 1, dated January 5, 1998, issued by the Registrant to ValueVision to purchase 250,000 shares of the Registrant's common stock.

   *10.10 Registration Rights Agreement by and between the Registrant and ValueVision, dated as of January 5, 1998.

    99.1  Press Release dated January 5, 1998


* Incorporated by reference to a Current Report on Form 8-K, dated January 5, 1998, filed by ValueVision International, Inc. (Commission File No. 0-20243).

                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              NATIONAL MEDIA CORPORATION
                              (Registrant)


Date: January 6, 1998                   By:      /s/ Brian J. Sisko
                                                 -------------------

                                        Name:     Brian J. Sisko
                                        Title:    Senior Vice President and
                                                  General Counsel

                                          3